UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                              AMENDED AND RESTATED
                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of report (Date of earliest event reported) September 29, 2006

                                  ENERGTEK INC.
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             (Exact Name of Registrant as Specified in Its Charter)

                                     NEVADA
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                 (State or Other Jurisdiction of Incorporation)

                 0-51249                                 42-1708652
         (Commission File Number)             IRS Employer Identification No.)


                            26 East Hawthorne Avenue
                             Valley Stream, NY 11580
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                    (Address of Principal Executive Offices)
                                   (Zip Code)

                                 (516) 887-8200
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              (Registrant's Telephone Number, Including Area Code)

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          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 1 - Registrant's Business and Operations

Section 3 - Securities and Trading Markets

Item 3.02- Unregistered Sales of Equity Securities

      On September 29, 2006, the Energtek Inc., a Nevada corporation, (the "Registrant") entered into Subscription Agreements with various purchasers, whereby the Registrant, in such transactions exempt from the registration requirements of the Securities Act of 1933, as amended, sold 3,300,000 Units at $0.15 per share, or an aggregate amount of $495,000.00. A Unit consists of the following:

      (1) one share of common stock of the Registrant, par value $0.001 per share;

      (2) one Class A Warrant, as further described in the Class A Warrant Agreement attached to the Subscription Agreement as Exhibit A, entitling the undersigned to purchase one share of Common Stock at an exercise price of $0.30 per share, expiring on June 30, 2008; and

      (3) one Class B Warrant, as further described in the Class B Warrant Agreement attached to the Subscription Agreement as Exhibit B, entitling the undersigned to purchase one share of Common Stock at an exercise price of $0.45 per share, expiring on December 31, 2009.

      The Warrants are redeemable by the Company at any time at a redemption price of $0.05 per Warrant. The sale of the Units represents 24.198% of the issued and outstanding shares of common stock of the Registrant.

      The Registrant did not make any offers in the United States, each of the purchasers was outside the United States, and there were no selling efforts in the United States.

      For all the terms and conditions of the Subscription Agreements, reference is hereby made to the form of such agreement annexed hereto, as Exhibits 10.8. All statements made herein concerning the Subscription Agreements are qualified by references to said exhibit.

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 3, 2006, the Board of Directors of the Registrant elected Yishai Aizik to serve as a director of the Company. Mr. Aizik holds or will hold office until the next annual meeting of shareholders or until his successor has been duly elected and qualified. Mr. Aizik does not have any family relationships with any of the directors or executive officers of the Registrant. There were no transactions during the last two years, or any proposed transactions, to which the Registrant was or is to be a party, in which Mr. Aizik had or is to have a direct or indirect material interest.

On October 5, 2006, Joseph Shefet informed the Registrant that due to personal reasons he will not be able to serve as a Board member commencing on November 1, 2006. Mr. Shefet will remain a member of the Advisory Board of the Registrant.

Section 9-Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(d) Exhibit No.         Description

10.8                    Form  of   Subscription   Agreement  dated  between  the
                        Registrant and the purchasers.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  October 5, 2006                ENERGTEK INC.


                                      By: /s/ Doron Uziel
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                                      Name: Doron Uziel
                                      Title: President, Chief Executive Officer,
                                      Chief Financial Officer, Chief Accounting
                                      Officer, and Director
                                      (Principal Executive, Financial, and
                                      Accounting Officer)